Exhibit (m)(3): Calculations of Illustrations for VUL IV/VUL IV - ES 2005 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,982.91
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $13,747.71
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   697.50
- Mortality & Expense Charge****                       $   158.80
+ Hypothetical Rate of Return*****                     $  (183.50)
                                                       ----------
=                                                      $   16,983  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                      -------
1                          $ 58.05
2                          $ 58.07
3                          $ 58.08
4                          $ 58.09
5                          $ 58.11
6                          $ 58.12
7                          $ 58.13
8                          $ 58.15
9                          $ 58.16
10                         $ 58.17
11                         $ 58.18
12                         $ 58.20
Total                      $697.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    --------
1                        $ (15.71)
2                        $ (15.63)
3                        $ (15.56)
4                        $ (15.48)
5                        $ (15.40)
6                        $ (15.33)
7                        $ (15.25)
8                        $ (15.18)
9                        $ (15.10)
10                       $ (15.03)
11                       $ (14.95)
12                       $ (14.88)
Total                    $(183.50)

CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                           $16,982.91
- Year 5 Surrender Charge                     $ 3,604.00
                                              ----------
=                                             $   13,379 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $20,443.73
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $16,050.95
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   692.32
- Mortality & Expense Charge****                       $   179.58
+ Hypothetical Rate of Return*****                     $   989.68
                                                       ----------
=                                                      $   20,444  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     -------
1                         $ 57.70
2                         $ 57.70
3                         $ 57.70
4                         $ 57.70
5                         $ 57.70
6                         $ 57.69
7                         $ 57.69

8                         $ 57.69
9                         $ 57.69
10                        $ 57.69
11                        $ 57.69
12                        $ 57.68
Total                     $692.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                     --------
1                         $ 82.26
2                         $ 82.29
3                         $ 82.33
4                         $ 82.37
5                         $ 82.41
6                         $ 82.45
7                         $ 82.49
8                         $ 82.53
9                         $ 82.57
10                        $ 82.61
11                        $ 82.65
12                        $ 82.69
Total                     $989.68

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $20,443.73
- Year 5 Surrender Charge            $ 3,604.00
                                     ----------
=                                    $   16,840 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $24,506.77
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $18,648.86
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   686.36
- Mortality & Expense Charge****                       $   203.02
+ Hypothetical Rate of Return*****                     $ 2,472.28
                                                       ----------
=                                                      $   24,507  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                              COI
-----                            -------
1                                $ 57.31
2                                $ 57.29
3                                $ 57.27
4                                $ 57.25
5                                $ 57.23
6                                $ 57.21
7                                $ 57.19
8                                $ 57.17
9                                $ 57.15
10                               $ 57.13
11                               $ 57.11
12                               $ 57.08
Total                            $686.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                          Interest
-----                         ----------
1                             $  199.80
2                             $  200.90
3                             $  202.01
4                             $  203.13
5                             $  204.26
6                             $  205.39
7                             $  206.54
8                             $  207.70
9                             $  208.87
10                            $  210.04
11                            $  211.23
12                            $  212.42
Total                         $2,472.28

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $24,506.77
- Year 5 Surrender Charge      $ 3,604.00
                               ----------
=                              $   20,903  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x 119,187.29
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                    $  96,500.42
+ Annual Premium*                                    $  30,000.00

- Premium Expense Charge**                           $   1,500.00
- Monthly Deduction***                               $   3,424.20
- Mortality & Expense Charge****                     $   1,108.27
+ Hypothetical Rate of Return*****                   $  (1,280.67)
                                                     ------------
=                                                    $    119,187  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     ---------
1                         $  284.94
2                         $  285.02
3                         $  285.09
4                         $  285.17
5                         $  285.24
6                         $  285.31
7                         $  285.39
8                         $  285.46
9                         $  285.53
10                        $  285.61
11                        $  285.68
12                        $  285.76
Total                     $3,424.20

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                   ----------
1                       $  (109.06)
2                       $  (108.63)
3                       $  (108.21)
4                       $  (107.78)
5                       $  (107.36)

6                       $  (106.93)
7                       $  (106.51)
8                       $  (106.08)
9                       $  (105.66)
10                      $  (105.24)
11                      $  (104.82)
12                      $  (104.40)
Total                   $(1,280.67)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 119,187.29
- Year 5 Surrender Charge           $  20,840.00
                                    ------------
=                                   $     98,347  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $143,247.00
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                     $112,485.24
+ Annual Premium*                                     $ 30,000.00
- Premium Expense Charge**                            $  1,500.00
- Monthly Deduction***                                $  3,388.17
- Mortality & Expense Charge****                      $  1,252.45
+ Hypothetical Rate of Return*****                    $  6,902.38
                                                      -----------
=                                                     $   143,247  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                    ---------
1                        $  282.50
2                        $  282.48
3                        $  282.45
4                        $  282.42
5                        $  282.39
6                        $  282.36
7                        $  282.33
8                        $  282.31
9                        $  282.28
10                       $  282.25
11                       $  282.22
12                       $  282.19
Total                    $3,388.17

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    --------
1                        $  571.02
2                        $  571.77
3                        $  572.53
4                        $  573.28
5                        $  574.04
6                        $  574.80
7                        $  575.56
8                        $  576.33
9                        $  577.10
10                       $  577.87
11                       $  578.65
12                       $  579.42
Total                    $6,902.38

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $143,247.00
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $   122,407  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $171,470.40
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                     $130,501.54
+ Annual Premium*                                     $ 30,000.00
- Premium Expense Charge**                            $  1,500.00
- Monthly Deduction***                                $  3,346.81
- Mortality & Expense Charge****                      $  1,414.92
+ Hypothetical Rate of Return*****                    $ 17,230.58
                                                      -----------
=                                                     $   171,470  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                   ---------
1                       $  279.76
2                       $  279.61
3                       $  279.45
4                       $  279.30
5                       $  279.14
6                       $  278.99
7                       $  278.83
8                       $  278.67
9                       $  278.51

10                      $  278.35
11                      $  278.19
12                      $  278.02
Total                   $3,346.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                    ----------
1                        $ 1,386.82
2                        $ 1,395.50
3                        $ 1,404.25
4                        $ 1,413.07
5                        $ 1,421.97
6                        $ 1,430.93
7                        $ 1,439.97
8                        $ 1,449.09
9                        $ 1,458.27
10                       $ 1,467.54
11                       $ 1,476.88
12                       $ 1,486.29
Total                    $17,230.58

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                       $171,470.40
- Year 5 Surrender Charge                 $ 20,840.00
                                          -----------
=                                         $   150,630  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $16,149.68
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $13,128.86
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   926.31
- Mortality & Expense Charge****                       $   152.11
+ Hypothetical Rate of Return*****                     $  (175.77)
                                                       ----------
=                                                      $   16,150   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     --------
1                         $ 69.59
2                         $ 69.61
3                         $ 69.63
4                         $ 69.64
5                         $ 69.66
6                         $ 69.68
7                         $ 69.70
8                         $ 69.72
9                         $ 69.74
10                        $ 69.76
11                        $ 69.78
12                        $ 69.80
Total                     $836.31

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    --------
1                        $ (15.15)
2                        $ (15.06)
3                        $ (14.97)
4                        $ (14.88)
5                        $ (14.78)
6                        $ (14.69)
7                        $ (14.60)
8                        $ (14.51)
9                        $ (14.42)
10                       $ (14.33)
11                       $ (14.24)
12                       $ (14.15)
Total                    $(175.77)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $16,149.68
- Year 5 Surrender Charge         $ 3,604.00
=                                 $   12,546  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $19,491.60
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $15,359.84
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   920.30

- Mortality & Expense Charge****                       $   172.25
+ Hypothetical Rate of Return*****                     $   949.31
                                                       ----------
=                                                      $   19,492  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     -------
1                         $ 69.18
2                         $ 69.18
3                         $ 69.18
4                         $ 69.19
5                         $ 69.19
6                         $ 69.19
7                         $ 69.19
8                         $ 69.19
9                         $ 69.20
10                        $ 69.20
11                        $ 69.20
12                        $ 69.20
Total                     $830.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                     --------
1                         $ 79.37
2                         $ 79.33
3                         $ 79.28
4                         $ 79.23
5                         $ 79.18
6                         $ 79.13
7                         $ 79.09

8                         $ 79.04
9                         $ 78.99
10                        $ 78.94
11                        $ 78.89
12                        $ 78.84
Total                     $949.31

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $19,491.60
- Year 5 Surrender Charge          $ 3,604.00
                                   ----------
=                                  $   15,888  (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $23,419.79
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $17,878.59
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   913.39
- Mortality & Expense Charge****                       $   194.99
+ Hypothetical Rate of Return*****                     $ 2,374.58
                                                       ----------
=                                                      $   23,420  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     -------
1                         $ 68.72
2                         $ 68.70
3                         $ 68.68
4                         $ 68.66
5                         $ 68.65
6                         $ 68.63
7                         $ 68.61
8                         $ 68.59
9                         $ 68.57
10                        $ 68.55
11                        $ 68.53
12                        $ 68.51
Total                     $823.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                     ---------
1                         $  192.90
2                         $  193.78
3                         $  194.67
4                         $  195.57
5                         $  196.47
6                         $  197.38
7                         $  198.30
8                         $  199.22
9                         $  200.16
10                        $  201.10
11                        $  202.04
12                        $  203.00
Total                     $2,374.58

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,419.79
- Year 5 Surrender Charge            $ 3,604.00
                                     ----------
=                                    $   19,816 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $108,765.71
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $88,541.57
+ Annual Premium*                           $30,000.00
- Premium Expense Charge**                  $ 1,500.00
- Monthly Deduction***                      $ 6,069.18
- Mortality & Expense Charge****            $ 1,023.72
+ Hypothetical Rate of Return*****          $(1,182.96)
                                            ----------
=                                           $  108,766 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                     ---------
1                         $  497.26
2                         $  497.44
3                         $  497.62
4                         $  497.81
5                         $  497.99
6                         $  498.17
7                         $  498.36
8                         $  498.54
9                         $  498.72
10                        $  498.90
11                        $  499.09
12                        $  499.27
Total                     $5,979.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     -----------
1                         $  (101.91)
2                         $  (101.30)
3                         $  (100.69)
4                         $  (100.09)
5                         $   (99.48)
6                         $   (98.88)
7                         $   (98.27)
8                         $   (97.67)
9                         $   (97.07)
10                        $   (96.47)
11                        $   (95.87)
12                        $   (95.27)
Total                     $(1,182.96)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $108,765.71
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    87,926 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $131,298.68
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $103,578.06
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,500.00
- Monthly Deduction***                     $  6,010.39
- Mortality & Expense Charge****           $  1,159.58
+ Hypothetical Rate of Return*****         $  6,390.58
                                           -----------
=                                          $   131,299 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     ---------
1                         $  493.27
2                         $  493.29
3                         $  493.31
4                         $  493.32
5                         $  493.34
6                         $  493.36
7                         $  493.37
8                         $  493.39
9                         $  493.41
10                        $  493.43
11                        $  493.44
12                        $  493.46
Total                     $5,920.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    ---------
1                        $  533.99
2                        $  533.73
3                        $  533.47
4                        $  533.21
5                        $  532.95
6                        $  532.69
7                        $  532.42
8                        $  532.16
9                        $  531.89
10                       $  531.63
11                       $  531.36
12                       $  531.09
Total                    $6,390.58

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $131,298.68
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $   110,459 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $157,786.44
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $120,553.74
+ Annual Premium*                           $ 30,000.00
- Premium Expense Charge**                  $  1,500.00
- Monthly Deduction***                      $  5,942.78
- Mortality & Expense Charge****            $  1,312.92
+ Hypothetical Rate of Return*****          $ 15,988.40
                                            -----------
=                                           $   157,786 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                    ---------
1                        $  488.77
2                        $  488.59
3                        $  488.40
4                        $  488.22
5                        $  488.03
6                        $  487.84
7                        $  487.64
8                        $  487.45
9                        $  487.26
10                       $  487.06
11                       $  486.86
12                       $  486.66
Total                    $5,852.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                   ----------
1                       $ 1,298.01
2                       $ 1,304.09
3                       $ 1,310.21
4                       $ 1,316.39
5                       $ 1,322.62
6                       $ 1,328.90
7                       $ 1,335.23
8                       $ 1,341.61
9                       $ 1,348.05
10                      $ 1,354.54
11                      $ 1,361.08
12                      $ 1,367.68
Total                   $15,988.40

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $157,786.44
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $   136,946 (rounded to the nearest dollar)